Filed pursuant to 497(e)

File Nos. 033-43089 and 811-06431

AMG FUNDS II

AMG Chicago Equity Partners Balanced Fund

Supplement dated March 31, 2015 to the Prospectus,

dated April 28, 2014, and Statement of Additional Information, dated April 28, 2014

The following information supplements and supersedes any information to the contrary relating to AMG Chicago Equity Partners Balanced Fund (the “Fund”), a series of AMG Funds II, contained in the Fund’s Prospectus (the “Prospectus”), dated April 28, 2014, and Statement of Additional Information (the “SAI”), dated April 28, 2014.

Effective as of the date of this Supplement, Michael J. Millhouse no longer serves as a portfolio manager of the Fund. Curt A. Mitchell and Michael J. Budd are the portfolio managers jointly and primarily responsible for the day-to-day management of the fixed income portion of the Fund and have served in that capacity since 2006. Also effective as of the date of this Supplement, Mr. Mitchell serves as Chief Investment Officer – Fixed Income of the Fund’s subadvisor, Chicago Equity Partners, LLC, and heads the fixed income team. Accordingly, all references in the Prospectus and SAI to Mr. Millhouse are hereby deleted and all references to the portfolio managers of the fixed income portion of the Fund shall refer to Messrs. Mitchell and Budd.

In addition, the table pertaining to Mr. Millhouse under the heading “Management of the Funds – Portfolio Managers of the Funds – AMG Chicago Equity Partners Balanced Fund – Chicago Equity Partners, LLC (“CEP”) – Other Accounts Managed by the Portfolio Managers,” on page 65 of the SAI is hereby deleted.

Finally, the information regarding Mr. Millhouse under the heading “Management of the Funds – Portfolio Managers of the Funds – AMG Chicago Equity Partners Balanced Fund – Chicago Equity Partners, LLC (“CEP”) – Portfolio Managers’ Ownership of Fund Shares” on page 66 of the SAI is hereby deleted.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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